As Filed with the Securities and Exchange Commission on December 27, 2013

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SSgA Funds

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

SSgA Funds

IMPORTANT NOTICE:

SHAREHOLDER MEETING ADJOURNED UNTIL JANUARY 24, 2014

Because we did not receive sufficient shareholder votes, the Special Meeting of Shareholders originally scheduled for December 19, 2013, has been adjourned until 9:00 a.m., local time, on January 24, 2014 at Harborview Room, One Lincoln Street, Boston, Massachusetts 02111.

Our records show that we have not yet received your vote on the proposals presented to shareholders. We urge you to vote as soon as possible in order for your SSgA Fund(s) to obtain a sufficient number of votes and avoid future reminders.

YOUR SSgA FUND’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meeting as scheduled and will help avoid the cost of additional solicitation, so please vote immediately.

You may wish to vote your proxy via the internet, mail or touchtone telephone number; instructions are included on the enclosed ballot.

VOTING TAKES ONLY A FEW MINUTES

PLEASE VOTE TODAY

(If you have recently voted, thank you, and please disregard this notice.)

SSgA Funds

IMPORTANT NOTICE:

SHAREHOLDER MEETING ADJOURNED UNTIL JANUARY 24, 2014

Because we did not receive sufficient shareholder votes, the Special Meeting of Shareholders originally scheduled for December 19, 2013, has been adjourned until 9:00 a.m., local time, on January 24, 2014 at Harborview Room, One Lincoln Street, Boston, Massachusetts 02111.

Our records show that we have not yet received your vote on the proposals presented to shareholders. We urge you to vote as soon as possible in order for your SSgA Fund(s) to obtain a sufficient number of votes and avoid future reminders.

YOUR SSgA FUND’S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

A shareholder may think his or her vote is not important, but it is vital. Your vote will enable the Funds to hold the meeting as scheduled and will help avoid the cost of additional solicitation, so please vote immediately.

Please contact the number below between the hours of 9:30 AM and 9:00 PM (ET) Monday through Friday:

1-855-601-2251

You may wish to vote your proxy via the internet, mail or touchtone telephone number; instructions are included on the enclosed ballot.

VOTING TAKES ONLY A FEW MINUTES

PLEASE VOTE TODAY

(If you have recently voted, thank you, and please disregard this notice.)